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                                                                EXHIBIT 10.10(k)

                 NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Ninth Amendment to that certain Amended and Restated Loan and Security Agreement ("Amendment") is made and entered into as of August 18, 2003, by and between Skechers U.S.A., Inc. ("Borrower") and The CIT Group/Commercial Services, Inc. ("CIT"), successor by purchase to the Commercial Services Division of Heller Financial, Inc., as Agent and as Lender ("Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Amended and Restated Loan and Security Agreement.

         WHEREAS, Agent and Borrower are parties to a certain Amended and Restated Loan and Security Agreement, dated September 4, 1998 and all amendments thereto (the "Agreement"); and

         WHEREAS, Borrower and Agent desire to amend the Agreement as hereinafter set forth;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                              SECTION 1. AMENDMENT

1.1 Delete sub-section titled "Trade Names" on Schedule 4.6 of the Agreement in its entirety and substitute the following new sub-section titled "Trade Names":

         Trade Names:                         (As of even date herein)
                                              Michelle K
                                              Mark Nason
                                              310 Global Brands
                                              Marc Ecko Footwear
                                              Cross Colors (Released)
                                              Karl Kani (Released)
                                              Skechers
                                              Skechers Sport
                                              Skechers Collections

                      SECTION 2. RATIFICATION OF AGREEMENT

2.1 To induce CIT to enter into this Amendment, Borrower represents and warrants that after giving effect to this Amendment, no violation of the terms of the Agreement exist and all representations and warranties contained in the Agreement are true, correct and complete in all material respects on and as of the date hereof.

2.2 Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement are unchanged, and said Agreement, as amended, shall remain in full force and effect and is hereby confirmed and ratified.

                             SECTION 3. COUNTERPARTS

         This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Amendment shall become effective as of the date hereof upon the execution of the counterparts hereof by Borrower, Guarantor and CIT.

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                            SECTION 4. GOVERNING LAW

         THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

               SECTION 5. ACKNOWLEDGMENT AND CONSENT BY GUARANTORS

         Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under its respective guaranty shall not be impaired or affected and the guaranties are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

         Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

                                              THE CIT GROUP/COMMERCIAL SERVICES,
                                              INC., as Agent and as Lender

                                              By: /s/ William F. Elliott
                                                  ------------------------------
                                              Title: Vice President

                                              SKECHERS U.S.A., INC.

ATTEST:

   /s/ Philip Paccione                        By: /s/ David Weinberg
-----------------------------------               ------------------------------
Secretary                                     Title: CFO

                                              GUARANTOR:

                                              SKECHERS USA, INC. II,
                                              a Delaware corporation

                                              By: /s/ David Weinberg
                                                  ------------------------------
                                              Title: CFO

                                              SKECHERS BY MAIL, INC.,
                                              a Delaware corporation

                                              By: /s/ David Weinberg
                                                 -------------------------------
                                              Title: CFO

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